UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2022

TCW Special Purpose Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40107	85-4391738
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

865 S. Figueroa St., Suite 1800, Los Angeles, CA	90017
(Address of principal executive offices)	(Zip Code)

(213) 244-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	TSPQ.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	TSPQ	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	TSPQ.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on June 17, 2021, TCW Special Purpose Acquisition Corp. (the “Company”) issued a promissory note (the “Working Capital Note”) to TCW Asset Management Company LLC, a Delaware limited liability company (“TAMCO”), an affiliate of the Company’s sponsor, providing for borrowings from time to time by the Company for working capital purposes up to an aggregate principal amount of $2,000,000.

On October 4, 2022, the Company and TAMCO entered into an amendment to the Working Capital Note (the “Note Amendment”) in order to increase the aggregate principal amount of borrowings by the Company to an aggregate principal amount of up to $2,500,000.

The Note Amendment also amends the Working Capital Note to provide that the maximum portion of the unpaid principal amount of the Working Capital Note that, at TAMCO’s election, may be converted into warrants to purchase shares of the Company’s common stock upon the consummation of the Company’s initial business combination shall not exceed $2,000,000.

The foregoing description is qualified in its entirety by reference to the Note Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference. Except as set forth in the Note Amendment, the terms of the Working Capital Note remain unchanged. A summary of the material terms of the Working Capital Note is included in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 17, 2021.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K regarding the Note Amendment is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit No.	Description of Exhibit
10.1	Amendment No. 1 to Promissory Note, dated as of October 4, 2022, by and between the Company and TCW Asset Management Company LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCW Special Purpose Acquisition Corp.

Date: October 7, 2022	By:	/s/ Richard Villa
		Name:	Richard Villa
		Title:	Chief Financial Officer and Secretary

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